UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 29, 2017

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 29, 2017, Tonix Pharmaceuticals Holding Corp. (the “Company”) presented two posters entitled “Phase 2 Trial of a Low Dose, Bedtime, Proprietary, Sublingual Formulation of Cyclobenzaprine (TNX-102 SL*) for the Treatment of Military-Related PTSD: Mediators and Moderators of Treatment Response” (the “First Poster”) and “Efficacy and Safety of a Low Dose, Bedtime, Proprietary, Sublingual Formulation of Cyclobenzaprine (TNX-102 SL*) for the Treatment of Military-Related PTSD: Study Protocol of a Phase 3 Randomized Placebo-Controlled Trial (P301)” (the “Second Poster” and with the First Poster, the “Posters”), at the 2017 Military Health System Research Symposium in Kissimmee, Florida (the “MHSRS”).

* TNX 102 SL is an investigational new drug and has not been approved for any indication

The foregoing description of the Posters is qualified in its entirety by reference to each of the Posters, a copy of each of which is filed as Exhibit 99.1 and Exhibit 99.2, respectively, to, and each is incorporated by reference in, this Current Report.

On August 29, 2017, the Company issued a press release announcing the Poster presentation at the MHSRS. A copy of the press release that discusses this matter is filed as Exhibit 99.3 to, and incorporated by reference in, this Current Report.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Phase 2 Trial of a Low Dose, Bedtime, Proprietary, Sublingual Formulation of Cyclobenzaprine (TNX-102SL *) for the Treatment of Military-Related PTSD: Mediators and Moderators of Treatment Response Poster**
99.2	Efficacy and Safety of a Low Dose, Bedtime, Proprietary, Sublingual Formulation of Cyclobenzaprine (TNX-102SL *) for the Treatment of Military-Related PTSD: Study Protocol of a Phase 3 Randomized Placebo-Controlled Trial (P301)”**
99.3	Press Release, dated August 29, 2017, issued by Tonix Pharmaceuticals Holding Corp.**

** Furnished herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: August 29, 2017	By: /s/ BRADLEY SAENGER
Bradley Saenger
Chief Financial Officer